REVENUE	12 Months Ended
Dec. 31, 2017
Revenue [abstract]
REVENUE
17. REVENUE
Revenue includes the following components:

	For the Years Ended December 31,
	2017	2016
Revenue - Streaming Agreement
Cash payment proceeds	$6,138	$4,385
Deferred revenue recognized	14,156	11,267
	20,294	15,652
Revenue - Spot sales	295,203	205,638
Total revenue	$315,497	$221,290

During the year ended December 31, 2017, the Company capitalized $10.9 million of pre-commercial production revenue to construction in progress. These proceeds were capitalized as they relate to ounces sold from Prestea Underground which was in the development phase at December 31, 2017.
During the year ended December 31, 2016, the Company capitalized $13.6 million of pre-commercial production revenue to construction in progress. These proceeds were capitalized as they relate to ounces sold from Wassa Underground which was in the development phase at December 31, 2016.